                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported) September 18, 2001




                                HUNT CORPORATION
               (Exact Name of Registrant as Specified in Charter)


       PENNSYLVANIA                    1-8044                21-0481254
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
    of Incorporation)               File Number)         Identification No.)


        One Commerce Square
  2005 Market Street, Philadelphia, PA                    19103-7085
(Address of Principal Executive Offices)                  (Zip Code)


        Registrant's telephone number, including area code (215) 656-0300

ITEM 5.  OTHER EVENTS

         Reference is made to the Press Release filed as Exhibit 99.1 to this report regarding the signing of a Letter of Intent for the sale of the majority of the Company's graphics products business, financial information and other matters.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

         Exhibit No.                 Description
         -----------                 -----------

             99.1                    Press Release dated September 18, 2001

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             HUNT CORPORATION

Date: September 18, 2001                     By:
                                                -------------------------------
                                                William E. Chandler
                                                Senior Vice President, Finance

                                  EXHIBIT INDEX

Exhibit No.                    Description
-----------                    -----------

  99.1                        Press Release dated September 18, 2001